Exhibit 10.19

VIEWSONIC EUROPE LIMITED Riverside House 7th Floor 2a Southwark Bridge Road London SE1 9HA
Fax No.:	0207 921 2201
Attention:	European Legal Counsel

22 June 2007

Dear Sirs,

Re Viewsonic facilities with Burdale

We refer to the facility agreement dated 24 June 2007 between Viewsonic Europe Limited (the Company) and certain affiliates of the Company in relation to $20,000,000 credit facilities provided by Burdale Financial Limited (Burdale) (the Facility Agreement). A term used in this letter and not otherwise defined has the meaning set out in the Facility Agreement.

1.     Final Repayment Date

1.1
The Final Repayment Date is due to occur on 24 June 2007.

1.2
The Company has asked Burdale to extend the Final Repayment Date to 24 August 2007 (the Extended Final Repayment Date).

1.3
Burdale is prepared to change the Final Repayment Date to the Extended Final Repayment Date on the following conditions:

(a)
the Company pays the fee specified in paragraph 2.1;

(b)
the Company represents and warrants that no Default or Event of Default exists as at the date of this letter; and

(c)
each Guarantor confirms that its guarantee under the Facility Agreement is not affected by, and continues in full force and effect notwithstanding, the extension of the facilities to the Extended Final Repayment Date.

2.     Agreement to conditions

2.1
A fee of £65,000 is payable on the date of this letter.

2.2
If the Company countersigns this letter in the space indicated to accept the terms of this letter then the Company will be deemed to make the representation and warranty set out in paragraph 1.3(b).

2.3
Each Guarantor confirms by signing this letter in the space indicated that its guarantee under the Facility Agreement is not affected by, and continues in full force and effect notwithstanding, the extension of the facilities to the Extended Final Repayment Date.

3.     General

3.1
This letter is a Finance Document.

3.2
This letter shall be governed by, and construed in accordance with, English law.

Yours faithfully

/s/  ROBIN ALDRIDGE          /s/  BRIAN GITLIN

Burdale Financial Limited

THE COMPANY
Signed for and on behalf of		)	/s/ MATTHEW BAGLEY
VIEWSONIC EUROPE LIMITED		)
Address:	Riverside House,	)
	7th Floor,	)
	2a Southwark Bridge Road,	)
	London	)
	SE1 9HA	)
Fax No.:	0207 921 2201)
Attention:	European Legal Counsel	)
THE ORIGINAL GUARANTORS
Signed for and on behalf of		)	/s/ JAN JENSEN
VIEWSONIC SARL		)
Address:	Riverside House,	)
	7th Floor,	)
	2a Southwark Bridge Road	)
	London,	)
	SE1 9HA	)
Fax No.:	0207 921 2201)
Attention:	European Legal Counsel	)
Signed for and on behalf of		)	/s/ JAN JENSEN
VIEWSONIC TECHNOLOGY GMBH		)
Address:	Riverside House,	)
	7th Floor,	)
	2a Southwark Bridge Road	)
	London,	)
	SE1 9HA	)
Fax No.:	0207 921 2201)
Attention:	European Legal Counsel	)
THE LENDER
Signed for and on behalf of		)	/s/ ROBIN ALDRIDGE /s/ BRIAN GITLIN
BURDALE FINANCIAL LIMITED		)
Address:	53 Queen Anne Street, London WIG 9HP	)
Fax No:	020 7935 5445)
Attention:	Company Secretary